Equity-Accounted Investments	9 Months Ended
Sep. 30, 2019
Receivables [Abstract]
Equity-Accounted Investments	Equity-Accounted Joint Ventures

For a description of the Partnership's equity-accounted joint ventures, see Item 18 - Financial Statements: Note 7 in the Partnership's audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2018.

a) As of September 30, 2019, the Partnership had loans outstanding to Exmar LPG BVBA of $52.3 million (December 31, 2018 – $52.3 million), the Partnership's 50/50 joint venture (or the Exmar LPG Joint Venture) with Exmar NV (or Exmar). These advances bear interest at LIBOR plus 0.50% and have no fixed repayment terms. As of September 30, 2019 and December 31, 2018, the interest receivable on these advances was $0.1 million and $nil, respectively. Both the advances and the accrued interest on these advances are included in investments and advances to equity-accounted joint ventures in the Partnership’s consolidated balance sheets.

b) As of September 30, 2019, the Partnership had loans outstanding to the Bahrain LNG Joint Venture, in which the Partnership has a 30% ownership interest, of $79.1 million (December 31, 2018 – $79.1 million). These advances bear interest at LIBOR plus 1.25% and are repayable the earlier of November 2019 or six months after the expected commercial start date, which is expected to occur during the fourth quarter of 2019. As of September 30, 2019 and December 31, 2018, the interest accrued on these advances was $nil. These advances are included in current portion of advances to equity-accounted joint ventures in the Partnership’s consolidated balance sheets.

c) On January 31, 2018, the Partnership sold its 50% ownership interest in its equity-accounted joint venture with Exmar (or the Excelsior Joint Venture) for gross proceeds of approximately $54 million. As a result of the sale, the Partnership recorded a gain of $5.6 million for the nine months ended September 30, 2018, which is included in equity income in the Partnership's consolidated statements of income.

d) The Partnership guarantees its proportionate share of certain loan facilities and obligations on interest rate swaps for its equity-accounted joint ventures for which the aggregate principal amount of the loan facilities and fair value of the interest rate swaps as at September 30, 2019 was $1.3 billion. As of the date these consolidated financial statements were issued, the Partnership's equity-accounted joint ventures were in compliance with all covenants relating to these loan facilities that the Partnership guarantees.